UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
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☐	Definitive Proxy Statement

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☐	Soliciting Material under §240.14a-12

 HF FOODS GROUP INC
(Name of Registrant as Specified in Its Charter)
(Name of Person(s) Filing Proxy Statement, if other
than the Registrant)
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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 31, 2024

HF FOODS GROUP INC.
(Exact name of registrant as specified in its charter)

Delaware (State or other Jurisdiction of incorporation)	001-38180 (Commission File No.)	81-2717873 (IRS Employer Identification No.)

6325 South Rainbow Boulevard, Suite 420 Las Vegas, Nevada (Address of principal executive offices)	89118 (Zip Code)

Registrant’s telephone number, including area code: (888)-905-0998

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

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☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, $0.0001 par value	HFFG	Nasdaq Capital Market
Preferred Share Purchase Rights	N/A	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company     ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On May 31, 2024, Valerie P. Chase, a member of the board of directors (the “Board”) of HF Foods Group Inc. (the “Company”), and Russell T. Libby, the Chairman of the Board, each notified the Company of their resignation from the Board and all committees thereof, effective immediately. As a result of their resignations, Ms. Chase and Mr. Libby will not stand for re-election as members of the Board at the Company’s Annual Meeting of Stockholders.

Neither Ms. Chase’s nor Mr. Libby’s resignation from the Board was the result of any disagreement with the Company on any matter relating to the Company’s operations, policies or practices.

The Board has commenced a search process for new independent directors to replace Ms. Chase and Mr. Libby.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HF FOODS GROUP INC.

Date: June 3, 2024	/s/ Cindy Yao
Cindy Yao
Chief Financial Officer